UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2006 (June 1, 2006)

LIFEPOINT HOSPITALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51251	20-1538254
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

103 Powell Court, Suite 200
Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)
(615) 372-8500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d- 2(b) )
☐ Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e- 4(c) )

Item 8.01 Other Events
SIGNATURE

Item 8.01 Other Events.
On June 1, 2006, LifePoint Hospitals, Inc. (the “Company”) agreed in principle with Citibank N.A., New York (the “Counterparty”) to the terms of an interest rate swap agreement. The Counterparty is one of the lenders under the Company’s existing credit agreement entered into on April 15, 2005. The Company expects to enter into the interest rate swap agreement in the next month to mitigate the Company’s floating rate interest risk on its outstanding variable rate borrowings. The Company expects the interest rate swap to have an effective date of November 15, 2006 and a maturity date of May 15, 2011. The interest rate swap agreement will require the Company to make quarterly fixed rate payments to the Counterparty calculated on a notional amount as disclosed in the schedule below at a fixed rate of 5.585% while the Counterparty will be obligated to make quarterly floating rate payments to the Company based on the three-month LIBO rate on the same referenced notional amount. Notwithstanding the terms of the interest rate swap transaction, the Company is ultimately obligated for all amounts due and payable under its existing credit agreement.
Notional Schedule

Date Range	USD Notional Amount
November 15, 2006 to November 15, 2007	$900,000,000
November 15, 2007 to November 15, 2008	$750,000,000
November 15, 2008 to November 15, 2009	$600,000,000
November 15, 2009 to November 15, 2010	$450,000,000
November 15, 2010 to May 15, 2011	$300,000,000
This Form 8-K includes forward-looking statements based on current management expectations. Numerous factors exist which may cause results to differ from these expectations. Many of the factors that will determine LifePoint Hospitals’ future results are beyond LifePoint Hospitals’ ability to control or predict with accuracy. Such forward-looking statements reflect the current expectations and beliefs of the management of LifePoint Hospitals, are not guarantees of performance of LifePoint Hospitals, and are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ from those described in the forward-looking statements. These forward-looking statements may also be subject to other risks and uncertainties, including, without limitation, (i) the ability of LifePoint Hospitals to enter into an interest rate swap agreement with Citibank N.A., New York, under terms reasonably acceptable to LifePoint Hospitals; (ii) the availability and terms of capital to fund LifePoint Hospitals’ business strategies; (iii) changes in LifePoint Hospitals’ liquidity or the amount or terms of its indebtedness and in its credit ratings; and (iv) those risks and uncertainties described from time to time in LifePoint Hospitals’ filings with the Securities and Exchange Commission. Therefore, LifePoint Hospitals’ future results may differ materially from those described in this Form 8-K. LifePoint Hospitals undertakes no obligation to update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.

Date: June 2, 2006	By:	/s/ Michael J. Culotta Michael J. Culotta
Chief Financial Officer